SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 _____________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                March 31, 2003
            -------------------------------------------------------
               Date of report (Date of earliest event reported)


                              THE IT GROUP, INC.
            ------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


           Delaware                     1-09037                  33-0001212
-------------------------------    --------------------    ---------------------
 (State or Other Jurisdiction         (Commission              (IRS Employer
      of Incorporation)               File Number)          Identification No.)

            2790 Mosside Boulevard, Monroeville, Pennsylvania 10019
 -------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code: (412) 372-7701

                                Not Applicable
 -------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.

        On March 31, 2003, The IT Group, Inc. (the "Company") filed a Notice of Filing of Monthly Operating Report covering the period from June 29, 2002 through August 2, 2002 (the "Monthly Operating Report") with the United States Bankruptcy Court for the District of Delaware in the Company's Chapter 11 bankruptcy reorganization proceedings. The Monthly Operating Report is filed on Form SE, dated as of March 31, 2003 and incorporated herein by reference.

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Item 7.  Financial Statements and Exhibits.

(c) Exhibits:

        Number        Description
        ------        -----------

        99.1 Notice of Filing of Monthly Operating Report for period from June 29, 2002 through August 2, 2002 (including Exhibits). Filed in accordance with Rule 311(a) of Regulation S-T on Form SE, dated as of March 31, 2003.

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                                  SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            THE IT GROUP, INC.


                                            By: /s/Harry J. Soose, Jr.
                                                ________________________________
                                                  Name:  Harry J. Soose, Jr.
                                                  Title: Chief Operating Officer



Date:   March 31, 2003

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                               INDEX TO EXHIBITS

        Number        Description
        ------        -----------

        99.1 Notice of Filing of Monthly Operating Report for period from June 29, 2002 through August 2, 2002 (including Exhibits). Filed in accordance with Rule 311(a) of Regulation S-T on Form SE, dated as of March 31, 2003.